SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 1996


                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
      (Exact name of registrant as specified in its governing instruments)

           DELAWARE                     33-96378                74-2440850
           --------                     --------                ----------
(State or other Jurisdiction        (Commission File         (I.R.S Employer
of Incorporation)                   Number)                  Identification No.)


            200 Vesey Street
          NEW YORK, NEW YORK                                  10285
          ------------------                                  -----
(Address of Principal Executive Offices)                    (Zip Code)



       Registrant's telephone number, including area code: (212) 526-5594




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                                       -2-

         Item 5.  OTHER EVENTS.

                  On or about October 30, 1996, the Registrant will cause the issuance and sale of approximately $351,749,135 initial principal amount of LB Commercial Conduit Mortgage Trust II Multiclass Pass-Through Certificates, Series 1996-C2, Class A, Class IO, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class R-I, Class R-II and Class R-III (collectively, the "Certificates") pursuant to a Trust Agreement to be dated as of October 1, 1996, among the Registrant, GMAC Commercial Mortgage Corporation as master servicer, CRIIMI MAE Services Limited Partnership as special servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent.




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                                       -3-

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS


                           Item 601 (a) of
            Exhibit        Regulation S-K
            Number         Exhibit No.           Description
            ------         -----------           -----------

            1                    5               Thacher Proffitt & Wood Opinion
                                                 with respect to Legality

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                            STRUCTURED ASSET SECURITIES
                            CORPORATION



                            By:    /s/ Paul Hughson
                                   ---------------------
                                   Name:  Paul Hughson
                                   Title: Vice President




Dated: October 3, 1996


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                                  EXHIBIT INDEX


             Item 601 (a) of                                        Sequentially
Exhibit      Regulation S-K                                         Numbered
Number       Exhibit No.         Description                        Page
------       -----------         -----------                        ----

1                  5             Thacher Proffitt & Wood Opinion        6
                                 with respect to Legality

                                    EXHIBIT 1